EXHIBIT 10.1

                    AMENDMENT NO. 1 AND AGREEMENT dated as of March 14, 2007 (this “Amendment”), with respect to the Credit Agreement dated as of November 18, 2005 (the “Credit Agreement”), among EPL FINANCE CORP., a Delaware corporation (“Finance Co.”), an entity which was merged with and into EL POLLO LOCO, INC., a Delaware corporation (the “Borrower”), EPL INTERMEDIATE, INC., a Delaware corporation (“Parent Guarantor”), as the parent, each lender from time to time party thereto, MERRILL LYNCH CAPITAL CORPORATION, as Administrative Agent and Swing Line Lender and BANK OF AMERICA, N.A., as Syndication Agent and L/C Issuer.

                    WHEREAS, the Borrower desires to create a new tranche of term loans consisting of Term B Loans (as defined in Section 1) pursuant to amendments authorized by Section 10.01(a)(ii) of the Credit Agreement, which Term B Loans shall, except with respect to the definition of “Applicable Rate”, and other amendments set forth herein, have terms substantially identical to the Term Loans and shall be in a like principal amount as the outstanding Term Loans and the proceeds of which shall be used to refinance all of the Term Loans all as more fully set forth in Section 1;

                    WHEREAS, upon the effectiveness of this Amendment, each Term Loan Lender that shall have executed and delivered a signature page to this Amendment shall be deemed to have exchanged its Term Loans (which Term Loans shall thereafter no longer be deemed to be outstanding) for Term B Loans in the same aggregate principal amount as such Term Loan Lender’s Term Loans, and such Term Loan Lender shall thereafter become a Term B Lender, and the Borrower shall pay to each Term Loan Lender all accrued and unpaid interest on the Term Loans to, but not including, the date of effectiveness of the Amendment No. 1 Effective Date (as defined below);

                    WHEREAS, upon the Amendment No. 1 Effective Date, each Person who executes and delivers a signature page to this Amendment as an Additional Term B Lender (as defined in Section 1) will make Term B Loans to the Borrower in Dollars, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Term Loans that are not converted to Term B Loans;

                    WHEREAS, the Loan Parties and Required Lenders wish to make certain other amendments set forth in Section 1 below pursuant to amendments authorized by Section 10.01(a) of the Credit Agreement; and

                    WHEREAS, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are the sole arrangers and sole bookrunners for the Term B Loans;

                    NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                    SECTION 1. Amendments. The Credit Agreement is hereby amended effective as of the Amendment No. 1 Effective Date (as defined below) as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement:

                    “Additional Term B Commitment” means, with respect to an Additional Term B Lender, the commitment of such Additional Term B Lender to make Additional Term B Loans on the Amendment No. 1 Effective Date, in an amount set forth next to the signature of such Additional Term B Lender on Amendment No. 1. The aggregate amount of the Additional Term B Commitments shall equal the outstanding principal amount of Term Loans of Non-Consenting Term Lenders.

                    “Additional Term B Lender” means a Person with an Additional Term B Commitment on the Amendment No. 1 Effective Date.

                    “Additional Term B Loan” means a Loan that is made pursuant to Section 2.5A on the Amendment No. 1 Effective Date.

                    “Amendment No. 1” means Amendment No. 1 to this Agreement dated as of March 14, 2007.

                    “Amendment No. 1 Effective Date” means the first Business Day on which all conditions precedent set forth in Section 4 of Amendment No. 1 are waived or satisfied.

                    “Non-Consenting Term Lender” means each Term Loan Lender that does not execute and deliver a counterpart of Amendment No. 1 on or prior to the Amendment No. 1 Effective Date.

                    “Term B Commitment” means, with respect to a Term Loan Lender, the agreement of such Term Loan Lender to exchange its Term Loans for an equal aggregate principal amount of Term B Loans on the Amendment No. 1 Effective Date, as evidenced by such Term Loan Lender executing and delivering a counterpart to Amendment No. 1.

                    “Term B Lender” means, collectively, (i) each Term Loan Lender that executes and delivers a counterpart to Amendment No. 1 on or prior to the Amendment No. 1 Effective Date and (ii) each Additional Term B Lender.

                    “Term B Loan” means a Loan in Dollars made pursuant to Section 2.01A on the Amendment No. 1 Effective Date.

                    “Term B Note” means a promissory note made by the Borrower in favor of a Term B Lender evidencing the portion of the Term B Loan made by such Term B Lender, substantially in the form of Exhibit E-1.

(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:

                    “(i) with respect to the Term B Loan, 2.50% per annum in the case of Eurodollar Rate Loans and 1.50% per annum in the case of Base Rate Loans and”

(c) The definition of “Capital Expenditures” in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and replacing it with the following:

                    “(e) expenditures to (x) acquire franchised assets subsequently re-franchised within one year of such franchise acquisition, (y) acquire franchised assets with the proceeds of sales of franchised assets sold within one year prior to such franchise acquisition and (z) build company restaurants subsequently franchised within one year from the date that construction of such company restaurant is completed,” and by replacing “.” at the end of clause (f) thereof with “and” and adding the following at the end thereof:

                    “(g) capital expenditures paid in connection with the relocation of the Borrower’s executive offices during fiscal year 2007 not to exceed $2.0 million.”

(d) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by redesignating clause (xiii) thereof as clause (xv) thereof and inserting the following after the end of clause (xii) thereof:

                    “plus (xiii) to the extent deducted in calculating Consolidated Net Income for such period, customary fees and expenses payable in connection with the Borrower’s abandoned initial public offering not to exceed $1.8 million, plus (xiv) customary fees and expenses payable in connection with the relocation of the Borrower’s executive offices during fiscal year 2007 not to exceed $500,000,”

                    and by inserting the following paragraph at the end thereof:

                    “Other than for purposes of calculating Excess Operating Cash Flow, Consolidated EBITDA shall (i) be calculated on a pro forma basis to give effect to any acquisition by the Borrower of a New Operating Unit from a franchisee and any Disposition of a Restaurant consummated after the Closing Date and (ii) include (or exclude) from Consolidated EBITDA the cash profits attributable to the acquisition, or Disposition of, any such New Operating Unit or Restaurant, as the case may be, prior to the date of such acquisition (or Disposition) and during the four consecutive Fiscal Quarters of the Borrower then last ended for which financial statements have been delivered pursuant to Sections 6.01(a) and (b) hereof, adjusted for contractual rent payments on real estate and equipment and payments in respect of advertising contracts, all as certified by the president or chief financial officer of the Borrower, together with appropriate documentation supporting the reasonableness of any such adjustments.”

(e) The definition of “Consolidated Financial Obligations” in Section 1.01 of the Credit Agreement is hereby amended by deleting the third sentence of such definition and replacing it with the following:

                    “For purposes of (i) the fiscal periods ending prior to the first anniversary of the Closing Date, (a) cash payments in respect of income taxes shall be calculated on a pro forma basis giving effect to the Transactions on the first day of the period for which such calculation is made and (b) in calculating Capital Expenditures for purposes of this definition, Capital Expen-

ditures for each fiscal quarter of 2005 shall be deemed to equal the aggregate combined Capital Expenditures for Fiscal Year 2005, divided by four, and (ii) the fiscal periods ending prior to the second anniversary of the Closing Date, in calculating Capital Expenditures for purposes of this definition, Capital Expenditures for each fiscal quarter of 2006 shall be deemed to equal the aggregate combined Capital Expenditures for Fiscal Year 2006, divided by four; provided that in each case, such Capital Expenditures may not exceed the maximum amount permitted in Section 7.16 for such Fiscal Year.”

(f) The definition of “Excess Operating Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” from the end of clause (g) thereof, and adding the following at the end of clause (h) thereof:

                    “(i) cash Consolidated Restaurant Pre-Opening Expenses deducted in calculating Consolidated Net Income for such Fiscal Year, (j) amounts actually incurred by the Borrower in connection with the implementation or readiness for compliance with the Sarbanes-Oxley Act of 2002, not to exceed $1,000,000 in the aggregate from October 1, 2005 through the Final Maturity Date, (k) litigation expenses and settlement payments associated with (A) the Borrower’s two existing and ongoing disputes in California with current and former employees regarding unpaid wages and overtime compensation and (B) the Borrower’s existing and ongoing dispute with Jose Ochoa and EPL-Mexico, not to exceed $1,000,000 in the aggregate from October 1, 2005 through the Final Maturity Date for all such amounts pursuant to this clause, (l) to the extent deducted in calculating Consolidated Net Income for such period, customary fees and expenses payable in cash in connection with the Borrower’s abandoned initial public offering not to exceed $1.8 million, and (m) all other cash capital expenditures to the extent not included as Capital Expenditures,”

(g) The definition of “Fiscal Quarters” in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

                    “Fiscal Quarters” means the quarterly fiscal periods of Borrower and its Subsidiaries ending on the last day of March, June, September and December in each year.

(h) The definition of “Fiscal Year” in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

                    “Fiscal Year” means the fiscal year of the Borrower and its Subsidiaries consisting of four Fiscal Quarters, 52 or 53 weeks, as the case may be, and ending on the last day of December.

(i) By deleting the defined term “New Construction” from Section 1.01 of the Credit Agreement.

(j) New Section 2.01A is hereby added to the Credit Agreement immediately after Section 2.01 as follows:

“2.01A Term B Loans.

                    (a) Subject to the terms and conditions of this Agreement and of Amendment No. 1, each Term Loan Lender that has executed a counterpart to Amendment No. 1, severally (and not jointly), agrees to exchange its Term Loan for a like principal amount of Term B Loans on the Amendment No. 1 Effective Date.

                    (b) Subject to the terms and conditions hereof and of Amendment No. 1, each Additional Term B Lender severally agrees to make Additional Term B Loans in Dollars to the Borrower on the Amendment No. 1 Effective Date in a principal amount not to exceed its Additional Term B Commitment on the Amendment No. 1 Effective Date. The Borrower shall prepay all Term Loans of the Non-Consenting Term Lenders with the gross proceeds of the Additional Term B Loans.

                    (c) On the Amendment No. 1 Effective Date, the Borrower shall pay to each Term Loan Lender, including any Term Loan Lender that is not a Term B Lender, all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 1 Effective Date (it being understood that the existing Interest Periods of the Term Loans prior to the Amendment No. 1 Effective Date shall continue on and after the Amendment No. 1 Effective Date and shall accrue interest at the Applicable Rate in effect on and after the Amendment No. 1 Effective Date)

                    (d) The Term B Loans shall have the same terms as the Term Loans as set forth in this Credit Agreement and the Loan Documents, except as modified by Amendment No. 1. For avoidance of doubt, the Term B Loans (and all principal, interest and other amounts in respect thereof) will constitute Obligations under the Security Agreement and the other Loan Documents and, except as set forth in Amendment No. 1, shall have the same rights and obligations under this Agreement and the Loan Documents as the Term Loans.”

(k) New Section 2.06A is hereby added to the Credit Agreement immediately following Section 2.06 as follows:

“2.06A Prepayments from Proceeds of Additional Term B Loans.

                    Notwithstanding the foregoing, 100% of the proceeds of all Additional Term B Loans shall be used to repay Term Loans of the Non-Consenting Term Loan Lenders.”

(l) New Section 2.06B is hereby added to the Credit Agreement immediately following Section 2.06A as follows:

                     “2.06B Voluntary Prepayments of Term B Loans. All voluntary prepayments of Term B Loans effected on or prior to the first anniversary of the Amendment No. 1 Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new term loans or loans under a new revolving credit facility (excluding a refinancing of all Loans outstanding under the Agreement in connection with another transaction not permitted by this

Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction)), shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayments if the Applicable Rate (or similar interest rate spread) applicable to such new term loans is or, upon the satisfaction of certain conditions, could be less than the Applicable Rate applicable to the Term B Loans as of the Amendment No. 1 Effective Date.”

          (m)      Section 10.01 of the Credit Agreement is hereby amended by deleting from subclause (ii)(a)(II) the words “Applicable Margin” and replacing them with the words “Applicable Rate”.

          (n)      All references to “Term Loan Lender”, “Term Loan” and “Term Loan Note” (except any such references appearing in the recitals to this Amendment and the provisions of clauses (a), (j) and (k) of this Section 1 of this Amendment) in the Credit Agreement and the Loan Documents shall be deemed to be references to “Term B Lender”, “Term B Loan” and “Term B Note”, respectively.

                    SECTION 2. Representations and Warranties. Each Loan Party represents and warrants to the Lenders as of the date hereof and as of the Amendment No. 1 Effective Date that:

                    (a)      The execution and delivery of this Amendment by the Loan Parties has been duly authorized.

                    (b)      The execution, delivery and performance by each of the Loan Parties of this Amendment, (a) will not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings reasonably necessary to perfect Liens pursuant to the Security Documents to the extent required under the Loan Documents and (iii) consents, approvals, registrations, filings, permits or actions the failure to obtain or perform which could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate the Organizational Documents of the Borrower or its Subsidiaries, (c) will not violate any law, (d) will not violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon the Borrower or its Subsidiaries or its property, or give rise to a right thereunder to require any payment to be made by the Borrower or its Subsidiaries, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, and (e) will not result in the creation or imposition of any Lien on any property of the Borrower or its Subsidiaries, except Liens created by the Loan Documents and permitted Liens.

                    (c)      Each of the representations and warranties made by any Loan Party set forth in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) with the same effect as if made on the Amendment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                    (d)      At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                    SECTION 3. Credit Agreement. Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified hereby. This Amendment shall be a Loan Document for all purposes.

                    SECTION 4. Conditions to Effectiveness of Amendment and Post-Closing Real Property Requirements. (a) This Amendment shall become effective on the Amendment No. 1 Effective Date, on the first Business Day on which, the following conditions are satisfied or waived:

           (i)      The Administrative Agent shall have received from (A) Additional Term B Lenders having Additional Term B Commitments equal in principal amount to the amount of Term Loans held by Non-Consenting Term Loan Lenders, (B) the Administrative Agent, (C) each Loan Party, and (D) the Required Lenders, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include a telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

           (ii)      The Borrower shall have provided the Administrative Agent with a loan notice substantially in the form of Exhibit B to the Credit Agreement two Business Days prior to the Amendment No. 1 Effective Date with respect to the borrowing of Term B Loans on the Amendment No. 1 Effective Date;

          (iii)      Each Term B Lender shall have received, if requested at least three Business Days prior to the date on which each of the other conditions to the Amendment No. 1 Effective Date have been met, one or more Term B Notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit E-1 to the Credit Agreement, as modified by this Amendment, evidencing its Term B Loans;

          (iv)      The Borrower shall have paid to all Term Loan Lenders on the Amendment No. 1 Effective Date simultaneously with the making of Term B Loans under the Credit Agreement all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 1 Effective Date;

          (v)      The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors of each Loan Party authorizing, as applicable, (A) the execution, delivery and performance of this Amendment and (B) the Term B Loan to the Borrower contemplated hereunder, certified by the secretary or an assistant secretary of such Loan Party as of the Amendment No. 1 Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified (except as any later such resolution may modify any earlier such resolution), revoked or rescinded and are in full force and effect;

          (vi)      The Administrative Agent shall have received a legal opinion, in form and substance reasonably satisfactory to the Administrative Agent, from Skadden, Arps, Slate, Meagher & Flom LLP, special New York counsel to the Loan Parties;

          (vii)     The Administrative Agent shall have received certified copies of UCC searches or equivalent reports or searches to the extent reasonably requested, each dated as of a recent date and listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor and that are filed in the state or other jurisdiction in which such Loan Party is organized, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Liens permitted by section 7.01);

          (viii)     At the time of and after giving effect to this Amendment no Default or Event of Default shall have occurred and be continuing; and

          (ix)      The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party to the effect that the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects.

          (b)      Post-Closing Real Property Requirements. To the extent such items have not been delivered as of the Amendment No. 1 Effective Date, within thirty (30) days after the Amendment No. 1 Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, the applicable Loan Party shall deliver to the Administrative Agent, with respect to each Mortgaged Property, the following:

          (i)       a Mortgage amendment, executed and delivered by a duly authorized officer of each mortgagor party thereto;

          (ii)      all documents and instruments, including Uniform Commercial Code or other applicable fixture security financing statements, reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by any Mortgage amendment and perfect such Liens to the extent required by, and with the priority required by, such Mortgage amendment;

          (iii)      a policy or policies of title insurance, or unconditional commitments therefor, issued by a nationally recognized title insurance company insuring the Lien of each Mortgage as a valid Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 7.01 or consented to by the Collateral Agent, together with such endorsements, coinsurance and reinsurance as the Collateral Agent may reasonably request having the effect of a valid, issued and binding title insurance policy; and

          (iv)      written opinions of local counsel in the states in which each such Mortgaged Property is located in form and substance reasonably acceptable to the Collateral Agent.

                    SECTION 5. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                    SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                    SECTION 7. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

EL POLLO LOCO, INC.

By: /s/ Pamela R. Milner
Name: Pamela R. Milner
Title: Senior Vice President
General Counsel & Secretary

EPL INTERMEDIATE, INC.,

By: /s/ Pamela R. Milner
Name: Pamela R. Milner
Title: Senior Vice President
General Counsel & Secretary

MERRILL LYNCH CAPITAL
CORPORATION, as Administrative Agent,
Swingline Lender and a Lender

By: /s/ Stephanie Vallillo
Name: Stephanie Vallillo
Title: Vice President

BANK OF AMERICA, N.A., as L/C Issuer
and a Lender

By: /s/ Angelo Maragos
Name: Angelo Maragos
Title: Vice President

In connection with the execution of the Amendment No. 1, kindly follow the instructions below. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amendment No. 1.

(1) For Term Loan Lenders, insert the name of each individual lending entity/fund in the blank signature block found on the first signature page attached hereto. Please note that by executing this Amendment No. 1 as a Term Loan Lender, you are agreeing to exchange your Term Loan and its Pro Rata Term Share for a Term B Loan and a Term B Commitment in an identical principal amount. If your lending entity/fund does not require dual signatures, you may ignore the bottom most signature block.

Atlas Loan Funding 2, LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Invetors, LLC
Its Investment Manager,
as a Lender

By: /s/ Diana M. Himes
Name: Diana M. Himes
Title: Vice President

AVENUE CLO FUND, LIMITED
AVENUE CLO II, LIMITED

_________________________________,
As a Lender,

By: /s/ Richard D’Addario
Name: RICHARD D’ADDARIO
Title: SENIOR PORTFOLIO MANAGER

By:
Name:
Title:

BANK OF AMERICA, N.A., as L/C Issuer
and a Lender

By: /s/ Angelo Maragos
Name: Angelo Maragos
Title: Vice President

___________________________________,
as a Lender,

BlackRock Senior Income Series II
BlackRock Senior Income Series III

By: /s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

By:
Name:
Title:

Boldwater CENA Loan Funding LLC

, as a Lender

By: /s/ Erich VanRavenswaay
Name: Erich VanRavenswaay
Title: Assistant Vice President

By: Callidus Debt Partners CLO Fund IV Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC.
___________________________________,
as a Lender,

By: /s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

By:
Name:
Title:

Additional Term B	By: Callidus Debt Partners CLO Fund VI, Ltd.
Commitment: $3,000,000	By: Its Collateral Manager
Callidus Capital Management, LLC

__________________________________,
as an Additional Term B Lender

By: /s/ Peter R. Bennitt
Name: PETER R. BENNITT
Title: PRINCIPAL

By:
Name:
Title:

Cent CDO 10, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Cent CDO XI, Limited
By: RiverSource Investments,
LLC as Collateral Manager
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Centurion CDO 8, Limited
By: RiverSource Investments,
LLC as Collateral Manager
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Centurion CDO 9, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Centurion CDO VI, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Centurion CDO VII, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

CIT Lending Services Corporation,
as a Lender,

By: /s/ Barbara Perich
Name: Barbara Perich
Title: Vice President

LENDER:	CONFLUENT 4 LIMITED,
As Lender
By: Loomis, Sayles & Company, L.P.,
As Sub-Manager
By: Loomis, Sayles & Company, Incorporated
Its General Partner

By: /s/ Kevin J. Perry
Name: Kevin J. Perry
Title: Vice President

CONTINENTAL CASUALTY COMPANY,
as a Lender

By: /s/ Marilou R. McGirr
Name: Marilou R. McGirr
Title: Vice President and Assistant Treasurer

By:
Name:
Title:

Approved by
Law Dept.
By: MPC
Date: 3-8-07

Fidelity Advisor Series II: Fidelity Advisor
Floating Rate High Income Fund,
as a Lender,

By: /s/ John Costello
Name: John Costello
Title: Assistant Treasurer

By:
Name:
Title:

GoldenTree Loan Opportunities I, Limited,
By: GoldenTree Asset Management, LP
as a Lender,

By: /s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

Lender: Granite Ventures III Ltd.
By: Stone Tower Debt Advisors LLC.,
As Its Collateral Manager

By: /s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

GSCP (NJ), l.p., on behalf of each of the following
funds, in its capacity as Collateral Manager:

GSC PARTNERS CDO FUND IV, LIMITED
GSC PARTNERS CDO FUND VI, LIMITED
GSC PARTNERS CDO FUND VII, LIMITED
GSC CAPITAL CORP. LOAN FUNDING 2005-1

By: /s/ Alexander J. Wright
Name: Alex Wright
Title: Authorized Signatory
GSC Group

GSC PARTNERS GEMINI FUND LIMITED
By: GSCP (NJ), L.P., as Collateral Monitor
By: GSCP (NJ), INC., its General Partners

By: /s/ Alexander J. Wright
Name: Alex Wright
Title: Authorized Signature
GSC Group

Highland Credit Opportunities CDO Ltd
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General
Partner
___________________________________,
as a Lender,

By: /s/ Brian Lohrding
Name: Brian Lohrding, Treasurer
Title: Strand Advisors, Inc.,
General Partner of
Highland Capital Management, L.P.

By:
Name:
Title:

Highland Floating Rate Advantage Fund
____________________________________,
as a Lender,

By: /s/ M. Jason Blackburn
Name: M. Jason Blackburn, Treasurer
Title:

By:
Name:
Title:

Highland Floating Rate LLC

____________________________________,
as a Lender,

By: /s/ M. Jason Blackburn
Name: M. Jason Blackburn, Treasurer
Title:

By:
Name:
Title:

IXIS LOOMIS SAYLES SENIOR LOAN FUND
By Loomis, Sayles and Company, L.P.
its manager
By Loomis, Sayles and Company, Inc.
its general partner

By: /s/ Kevin J. Perry
Name: Kevin J. Perry
Title: Vice President

KENNECOTT FUNDING LTD.,
as a Lender,

By: /s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

By:
Name:
Title:

By: MAPS CLO Fund II, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

____________________________________,
as a Lender,

By: /s/ Peter R. Bennitt
Name: Peter R. Bennitt
Title: Principal

By:
Name:
Title:

MERRILL LYNCH CAPITAL
CORPORATION, as Administrative Agent,
Swingline Lender and a Lender

By: /s/ Stephanie Vallillo
Name: Stephanie Vallillo
Title: Vice President

Merrill Lynch Credit Products, LLC,
as a Lender,

By: /s/ Neyda Darias
Name: Neyda Darias
Title: Vice President

Morgan Stanley Investment
Management Croton, Ltd.
By: Morgan Stanley Investment Management Inc. as
Collateral Manager

_________________________________________,
as a Lender,

By: /s/ Darvin D. Pierce
Name: DARVIN D. PIERCE
Title: EXECUTIVE DIRECTOR

By:
Name:
Title:

MORGAN STANLEY
PRIME INCOME TRUST

_____________________________________,
as a Lender,

By: /s/ Darvin D. Pierce
Name: DARVIN D. PIERCE
Title: EXECUTIVE DIRECTOR

By:
Name:
Title:

Mt Wilson CLO Ltd

_____________________________________,
as a Lender,

By: /s/ Kelly Olsen
Name: Kelly Olsen
Title: Authorized Signatory

By:
Name:
Title:

OLYMPIC CLO I
[ ], as a Lender

By: /s/ John M. Casparian
Name: John M. Casparian
Title: Senior Managing Director
(Manager)
Churchill Pacific Asset Management LLC

Lender: Rampart CLO I Ltd.
By: Stone Tower Debt Advisors LLC.,
As its Collateral Manager

By: /s/ Michael W. Delpercio
Name: MICHAEL W. DELPERCIO
Title: AUTHORIZED SIGNATORY

RiverSource Bond Series, Inc.
RiverSource Floating Rate Fund
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Sequils-Centurion V. Ltd.
By: RiverSource Investments,
LLC as Collateral Manager
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

SHASTA CLO I
[ ], as a Lender

By: /s/ John M. Casparian
Name: John M. Casparian
Title: Senior Managing Director
(Manager)
Churchill Pacific Asset Management LLC

SIERRA CLO II
[ ], as a Lender

By: /s/ John M. Casparian
Name: John M. Casparian
Title: Senior Managing Director
(Manager)
Churchill Pacific Asset Management LLC

Lender: Stone Tower CLO II Ltd.
By: Stone Tower Debt Advisors LLC.,
As its Collateral Manager

By: /s/ Michael W. Delpercio
Name: MICHAEL W. DELPERCIO
Title: AUTHORIZED SIGNATORY

Lender: Stone Tower CLO III Ltd.
By: Stone Tower Debt Advisors LLC.,
As its Collateral Manager

By: /s/ Michael W. Delpercio
Name: MICHAEL W. DELPERCIO
Title: AUTHORIZED SIGNATORY

Lender: Stone Tower CLO IV Ltd.
By: Stone Tower Debt Advisors LLC.,
As its Collateral Manager

By: /s/ Michael W. Delpercio
Name: MICHAEL W. DELPERCIO
Title: AUTHORIZED SIGNATORY

Lender: Stone Tower Credit Funding Ltd.
By: Stone Tower Fund Management LLC.,
As its Collateral Manager

By: /s/ Michael W. Delpercio
Name: MICHAEL W. DELPERCIO
Title: AUTHORIZED SIGNATORY

Symphony GLDI, LTD, as a Lender  By: Symphony Asset Management

By: /s/ illegible
Name: illegible
Title: illegible

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC
By: Loomis, Sayles & Company, L.P., Its Managing Member
By: Loomis, Sayles & Company, Inc., Its General Partner

By: /s/ Kevin J. Perry
Name: Kevin J. Perry
Title: Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
By Loomis Sayles and Company, L.P.
its manager
By Loomis Sayles and Company, Inc.
its general partner

By: /s/ Kevin J. Perry
Name: Kevin J. Perry
Title: Vice President

Trimaran CLO V Ltd
By Trimaran Advisors, L.L.C.,
as a Lender,

By: /s/ David M. Millison
Name: David M. Millison
Title: Managing Director

In connection with the execution of the Amendment No. 1, kindly follow the instructions below. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amendment No. 1.

(1) For Term Loan Lenders, insert the name of each individual lending entity/fund in the blank signature block found on the first signature page attached hereto. Please note that by executing this Amendment No. 1 as a Term Loan Lender, you are agreeing to exchange your Term Loan and its Pro Rata Term Share for a Term B Loan and a Term B Commitment in an identical principal amount. If your lending entity/fund does not require dual signatures, you may ignore the bottom most signature block.

WB Loan Funding 4, LLC
as a Lender

By: /s/ Diana M. Himes
Name: Diana M. Himes
Title: Vice President

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Darcy McLaren
Name: Darcy McLaren
Title: Vice President

By: /s/ Stephen Leon
Name: Stephen Leon
Title: Managing Director

WHITNEY CLO I
[ ], as a Lender

By: /s/ John M. Casparian
Name: John M. Casparian
Title: Senior Managing Director
(Manager)
Churchill Pacific Asset Management LLC